2003 Annual Report. Kemper Select
Includes Scudder Variable Series II Annual Reports: Scudder Government Securities Scudder Growth Scudder High Yield Scudder Money Market Scudder Total Return

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Kemper Investors Life Insurance Company

Administrative Office:

1600 McConnor Parkway

Schaumburg, IL 60196-6801

SELECT-AR (02/04)